Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Second Quarter 2025

August 5, 2025

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Second Quarter 2025

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Highlights
Net earnings	$174	$154	$255	$181	$209	$328	$451
Core net operating earnings	179	152	262	194	215	331	446
Total assets	30,669	30,294	30,836	32,591	29,913	30,669	29,913
Shareholders’ equity, excluding AOCI (a)	4,648	4,571	4,706	4,844	4,715	4,648	4,715
Property and Casualty net written premiums	1,803	1,611	1,460	2,353	1,692	3,414	3,326

Per share data
Diluted earnings per share	$2.07	$1.84	$3.03	$2.16	$2.49	$3.92	$5.38
Core net operating earnings per share	2.14	1.81	3.12	2.31	2.56	3.96	5.32
Book value per share, excluding AOCI (a)	55.74	54.63	56.03	57.71	56.19	55.74	56.19

Dividends per common share	0.80	2.80	4.80	0.71	0.71	3.60	3.92

Financial ratios
Annualized return on equity (b)	15.0%	13.3%	21.3%	15.2%	18.0%	14.1%	19.5%
Annualized core operating return on equity (b)	15.5%	13.1%	21.9%	16.2%	18.5%	14.3%	19.3%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	61.1%	61.0%	63.7%	69.5%	59.1%	61.1%	58.8%
Underwriting expense ratio	32.0%	33.0%	25.3%	24.8%	31.4%	32.5%	31.4%

Combined ratio - Specialty	93.1%	94.0%	89.0%	94.3%	90.5%	93.6%	90.2%

(a)	A reconciliation to the GAAP measure is on page 12.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Property and Casualty Insurance
Underwriting profit	$113	$94	$202	$115	$150	$207	$303
Net investment income	179	170	195	195	189	349	394
Other income (expense)	(19)	(18)	(19)	(19)	(20)	(37)	(38)

Property and Casualty Insurance operating earnings	273	246	378	291	319	519	659

Interest expense of parent holding companies	(19)	(19)	(19)	(19)	(19)	(38)	(38)
Other expense	(27)	(33)	(29)	(27)	(27)	(60)	(58)

Pretax core operating earnings	227	194	330	245	273	421	563

Income tax expense	48	42	68	51	58	90	117

Core net operating earnings	179	152	262	194	215	331	446
Non-core items, net of tax:
Realized gains (losses) on securities	2	2	(7)	(2)	(2)	4	9
Other non-core items	(7)	—	—	—	(4)	(7)	(4)
Special A&E charges - Former Railroad and Manufacturing operations	—	—	—	(11)	—	—	—

Net earnings	$174	$154	$255	$181	$209	$328	$451

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Core net operating earnings	$179	$152	$262	$194	$215	$331	$446

Net earnings	$174	$154	$255	$181	$209	$328	$451

Average number of diluted shares	83.488	83.842	83.966	83.939	83.912	83.664	83.853

Diluted earnings per share:
Core net operating earnings per share	$2.14	$1.81	$3.12	$2.31	$2.56	$3.96	$5.32

Realized gains (losses) on securities	0.02	0.03	(0.09)	(0.02)	(0.02)	0.05	0.11
Other non-core items	(0.09)	—	—	—	(0.05)	(0.09)	(0.05)
Special A&E charges - Former Railroad and Manufacturing operations	—	—	—	(0.13)	—	—	—

Diluted earnings per share	$2.07	$1.84	$3.03	$2.16	$2.49	$3.92	$5.38

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Property and Transportation	$27	$37	$81	$33	$40	$64	$100
Specialty Casualty	49	20	69	63	86	69	147
Specialty Financial	38	37	54	21	25	75	58

Underwriting profit - Specialty	114	94	204	117	151	208	305

Other core charges, included in loss and LAE	(1)	—	(2)	(2)	(1)	(1)	(2)

Underwriting profit - Property and Casualty Insurance	$113	$94	$202	$115	$150	$207	$303

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$—	$—	$—	$1
Catastrophe losses	38	72	20	90	36	110	70

Total current accident year catastrophe losses	$38	$72	$21	$90	$36	$110	$71

Prior year loss reserve development (favorable) / adverse	$(11)	$(20)	$36	$(15)	$(35)	$(31)	$(85)

Combined ratio:
Property and Transportation	95.2%	92.5%	89.5%	96.8%	92.7%	94.0%	90.6%
Specialty Casualty	93.9%	97.6%	91.4%	92.1%	89.1%	95.8%	90.7%
Specialty Financial	86.1%	87.0%	80.7%	92.3%	89.7%	86.5%	88.1%
Combined ratio - Specialty	93.1%	94.0%	89.0%	94.3%	90.5%	93.6%	90.2%

Other core charges	0.0%	0.1%	0.1%	0.1%	0.0%	0.0%	0.1%

Combined ratio	93.1%	94.1%	89.1%	94.4%	90.5%	93.6%	90.3%

P&C combined ratio excl. catastrophe losses and prior year reserve development	91.5%	90.8%	86.1%	90.7%	90.5%	91.2%	90.7%

Loss and LAE components:
Current accident year, excluding catastrophe losses	59.5%	57.8%	60.8%	65.9%	59.1%	58.7%	59.3%
Prior accident year loss reserve development	(0.7%)	(1.3%)	1.9%	(0.7%)	(2.2%)	(1.0%)	(2.7%)
Current accident year catastrophe losses	2.3%	4.6%	1.1%	4.4%	2.2%	3.4%	2.3%

Loss and LAE ratio	61.1%	61.1%	63.8%	69.6%	59.1%	61.1%	58.9%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Gross written premiums	$2,653	$2,291	$2,043	$3,748	$2,406	$4,944	$4,742
Ceded reinsurance premiums	(850)	(680)	(583)	(1,395)	(714)	(1,530)	(1,416)

Net written premiums	1,803	1,611	1,460	2,353	1,692	3,414	3,326
Change in unearned premiums	(156)	(31)	390	(298)	(107)	(187)	(195)

Net earned premiums	1,647	1,580	1,850	2,055	1,585	3,227	3,131

Loss and LAE	1,006	965	1,179	1,428	936	1,971	1,842
Underwriting expense	527	521	467	510	498	1,048	984

Underwriting profit	$114	$94	$204	$117	$151	$208	$305

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$—	$—	$—	$1
Catastrophe losses	38	72	20	90	36	110	70

Total current accident year catastrophe losses	$38	$72	$21	$90	$36	$110	$71

Prior year loss reserve development (favorable) / adverse	$(12)	$(20)	$34	$(17)	$(36)	$(32)	$(87)

Combined ratio:
Loss and LAE ratio	61.1%	61.0%	63.7%	69.5%	59.1%	61.1%	58.8%
Underwriting expense ratio	32.0%	33.0%	25.3%	24.8%	31.4%	32.5%	31.4%

Combined ratio	93.1%	94.0%	89.0%	94.3%	90.5%	93.6%	90.2%

Combined ratio excl. catastrophe losses and prior year reserve development	91.5%	90.8%	86.1%	90.7%	90.5%	91.2%	90.7%

Loss and LAE components:
Current accident year, excluding catastrophe losses	59.5%	57.8%	60.8%	65.9%	59.1%	58.7%	59.3%
Prior accident year loss reserve development	(0.7%)	(1.3%)	1.8%	(0.8%)	(2.3%)	(1.0%)	(2.8%)
Current accident year catastrophe losses	2.3%	4.5%	1.1%	4.4%	2.3%	3.4%	2.3%

Loss and LAE ratio	61.1%	61.0%	63.7%	69.5%	59.1%	61.1%	58.8%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Gross written premiums	$1,247	$897	$585	$2,107	$1,084	$2,144	$2,043
Ceded reinsurance premiums	(488)	(334)	(177)	(956)	(394)	(822)	(756)

Net written premiums	759	563	408	1,151	690	1,322	1,287
Change in unearned premiums	(183)	(63)	357	(162)	(138)	(246)	(215)

Net earned premiums	576	500	765	989	552	1,076	1,072

Loss and LAE	387	311	531	784	351	698	657
Underwriting expense	162	152	153	172	161	314	315

Underwriting profit	$27	$37	$81	$33	$40	$64	$100

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$—	$—	$—	$—
Catastrophe losses	12	10	9	34	13	22	22

Total current accident year catastrophe losses	$12	$10	$10	$34	$13	$22	$22

Prior year loss reserve development (favorable) / adverse	$(13)	$(19)	$(2)	$(14)	$(34)	$(32)	$(80)

Combined ratio:
Loss and LAE ratio	67.2%	62.1%	69.5%	79.4%	63.7%	64.9%	61.2%
Underwriting expense ratio	28.0%	30.4%	20.0%	17.4%	29.0%	29.1%	29.4%

Combined ratio	95.2%	92.5%	89.5%	96.8%	92.7%	94.0%	90.6%

Combined ratio excl. catastrophe losses and prior year reserve development	95.4%	94.4%	88.5%	94.5%	96.6%	94.9%	96.1%

Loss and LAE components:
Current accident year, excluding catastrophe losses	67.4%	64.0%	68.5%	77.1%	67.6%	65.8%	66.7%
Prior accident year loss reserve development	(2.2%)	(3.9%)	(0.2%)	(1.3%)	(6.3%)	(3.0%)	(7.5%)
Current accident year catastrophe losses	2.0%	2.0%	1.2%	3.6%	2.4%	2.1%	2.0%

Loss and LAE ratio	67.2%	62.1%	69.5%	79.4%	63.7%	64.9%	61.2%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Gross written premiums	$1,062	$1,068	$1,126	$1,297	$1,023	$2,130	$2,120
Ceded reinsurance premiums	(297)	(296)	(353)	(380)	(270)	(593)	(564)

Net written premiums	765	772	773	917	753	1,537	1,556
Change in unearned premiums	34	22	32	(120)	38	56	18

Net earned premiums	799	794	805	797	791	1,593	1,574

Loss and LAE	516	536	541	519	483	1,052	985
Underwriting expense	234	238	195	215	222	472	442

Underwriting profit	$49	$20	$69	$63	$86	$69	$147

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$1
Catastrophe losses	7	27	(6)	17	5	34	23

Total current accident year catastrophe losses	$7	$27	$(6)	$17	$5	$34	$24

Prior year loss reserve development (favorable) / adverse	$10	$12	$44	$6	$(2)	$22	$(13)

Combined ratio:
Loss and LAE ratio	64.5%	67.6%	67.2%	65.1%	61.0%	66.1%	62.6%
Underwriting expense ratio	29.4%	30.0%	24.2%	27.0%	28.1%	29.7%	28.1%

Combined ratio	93.9%	97.6%	91.4%	92.1%	89.1%	95.8%	90.7%

Combined ratio excl. catastrophe losses and prior year reserve development	91.8%	92.6%	86.7%	89.3%	88.7%	92.3%	90.0%

Loss and LAE components:
Current accident year, excluding catastrophe losses	62.4%	62.6%	62.5%	62.3%	60.6%	62.6%	61.9%
Prior accident year loss reserve development	1.2%	1.6%	5.4%	0.7%	(0.2%)	1.4%	(0.8%)
Current accident year catastrophe losses	0.9%	3.4%	(0.7%)	2.1%	0.6%	2.1%	1.5%

Loss and LAE ratio	64.5%	67.6%	67.2%	65.1%	61.0%	66.1%	62.6%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Gross written premiums	$344	$326	$332	$344	$299	$670	$579
Ceded reinsurance premiums	(65)	(50)	(53)	(59)	(50)	(115)	(96)

Net written premiums	279	276	279	285	249	555	483
Change in unearned premiums	(7)	10	1	(16)	(7)	3	2

Net earned premiums	272	286	280	269	242	558	485

Loss and LAE	103	118	107	125	102	221	200
Underwriting expense	131	131	119	123	115	262	227

Underwriting profit	$38	$37	$54	$21	$25	$75	$58

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	19	35	17	39	18	54	25

Total current accident year catastrophe losses	$19	$35	$17	$39	$18	$54	$25

Prior year loss reserve development (favorable) / adverse	$(9)	$(13)	$(8)	$(9)	$—	$(22)	$6

Combined ratio:
Loss and LAE ratio	38.1%	41.1%	38.1%	46.5%	42.1%	39.6%	41.3%
Underwriting expense ratio	48.0%	45.9%	42.6%	45.8%	47.6%	46.9%	46.8%

Combined ratio	86.1%	87.0%	80.7%	92.3%	89.7%	86.5%	88.1%

Combined ratio excl. catastrophe losses and prior year reserve development	82.0%	79.7%	77.5%	81.2%	82.4%	80.7%	81.6%

Loss and LAE components:
Current accident year, excluding catastrophe losses	34.0%	33.8%	34.9%	35.4%	34.8%	33.8%	34.8%
Prior accident year loss reserve development	(3.2%)	(4.6%)	(2.9%)	(3.2%)	0.1%	(3.9%)	1.3%
Current accident year catastrophe losses	7.3%	11.9%	6.1%	14.3%	7.2%	9.7%	5.2%

Loss and LAE ratio	38.1%	41.1%	38.1%	46.5%	42.1%	39.6%	41.3%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24
Assets:
Total cash and investments	$16,049	$15,994	$15,852	$15,741	$15,261	$15,254
Recoverables from reinsurers	4,733	4,945	5,176	5,217	4,157	4,510
Prepaid reinsurance premiums	1,256	1,105	1,013	1,346	1,143	1,078
Agents’ balances and premiums receivable	1,946	1,589	1,532	1,995	1,909	1,606
Deferred policy acquisition costs	345	316	320	340	328	309
Assets of managed investment entities	3,833	3,848	4,140	4,332	4,695	4,669
Other receivables	877	855	1,123	1,989	758	958
Other assets	1,325	1,337	1,375	1,326	1,357	1,312
Goodwill	305	305	305	305	305	305

Total assets	$30,669	$30,294	$30,836	$32,591	$29,913	$30,001

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$13,834	$13,970	$14,179	$14,206	$12,607	$13,050
Unearned premiums	4,026	3,710	3,584	4,320	3,816	3,650
Payable to reinsurers	1,152	1,028	1,191	1,620	1,176	1,078
Liabilities of managed investment entities	3,685	3,726	3,965	4,168	4,536	4,468
Long-term debt	1,476	1,476	1,475	1,475	1,475	1,475
Other liabilities	1,980	1,992	1,976	2,094	1,919	2,040

Total liabilities	$26,153	$25,902	$26,370	$27,883	$25,529	$25,761

Shareholders’ equity:
Common stock	$83	$84	$84	$84	$84	$84
Capital surplus	1,414	1,409	1,411	1,400	1,392	1,382
Retained earnings	3,151	3,078	3,211	3,360	3,239	3,089
Unrealized gains (losses) - fixed maturities	(101)	(141)	(202)	(100)	(290)	(278)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(5)	(7)	(10)	(7)	(20)	(22)
Other comprehensive income (loss), net of tax	(26)	(31)	(28)	(29)	(21)	(15)

Total shareholders’ equity	4,516	4,392	4,466	4,708	4,384	4,240

Total liabilities and equity	$30,669	$30,294	$30,836	$32,591	$29,913	$30,001

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24
Shareholders’ equity	$4,516	$4,392	$4,466	$4,708	$4,384	$4,240
Accumulated other comprehensive income (loss)	(132)	(179)	(240)	(136)	(331)	(315)

Shareholders’ equity, excluding AOCI	4,648	4,571	4,706	4,844	4,715	4,555
Goodwill	305	305	305	305	305	305
Intangibles	193	198	203	199	204	208

Tangible shareholders’ equity, excluding AOCI	$4,150	$4,068	$4,198	$4,340	$4,206	$4,042

Common shares outstanding	83.386	83.668	83.978	83.923	83.897	83.857

Book value per share:
Book value per share	$54.15	$52.50	$53.18	$56.10	$52.25	$50.57
Book value per share, excluding AOCI	55.74	54.63	56.03	57.71	56.19	54.32
Tangible, excluding AOCI	49.77	48.62	49.98	51.72	50.13	48.20

Market capitalization
AFG’s closing common share price	$126.21	$131.34	$136.93	$134.60	$123.02	$136.48

Market capitalization	$10,524	$10,989	$11,499	$11,296	$10,321	$11,445

Price / Book value per share, excluding AOCI	2.26	2.40	2.44	2.33	2.19	2.51

American Financial Group, Inc. Capitalization ($ in millions)

	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24
AFG senior obligations	$823	$823	$823	$823	$823	$823
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$823	$823	$823	$823	$823	$823
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	$1,498	$1,498	$1,498	$1,498	$1,498	$1,498
Shareholders’ equity	4,516	4,392	4,466	4,708	4,384	4,240
Accumulated other comprehensive income (loss)	(132)	(179)	(240)	(136)	(331)	(315)

Total capital, excluding AOCI	$6,146	$6,069	$6,204	$6,342	$6,213	$6,053

Ratio of debt to total capital, excluding AOCI:
Including subordinated debt	24.4%	24.7%	24.1%	23.6%	24.1%	24.7%
Excluding subordinated debt	13.4%	13.6%	13.3%	13.0%	13.2%	13.6%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Property and Casualty Insurance
Paid Losses (GAAP)	$931	$967	$1,179	$897	$969	$1,898	$1,958

	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$5,935	$5,853	$5,962	$6,150	$5,919	$5,780
Parent and other subsidiaries	(1,287)	(1,282)	(1,256)	(1,306)	(1,204)	(1,225)

AFG GAAP Equity (excluding AOCI)	$4,648	$4,571	$4,706	$4,844	$4,715	$4,555

Allowable dividends without regulatory approval
Property and Casualty Insurance	$1,004	$1,004	$1,004	$946	$946	$946

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - June 30, 2025
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$995	$273	$—	$1,268	8%
Fixed maturities - Available for sale	10,461	28	—	10,489	65%
Fixed maturities - Trading	82	—	—	82	1%
Equity securities - Common stocks	389	—	—	389	2%
Equity securities - Perpetual preferred	411	—	—	411	2%
Investments accounted for using the equity method	2,338	3	—	2,341	15%
Mortgage loans	909	—	—	909	6%
Real estate and other investments	205	103	(148)	160	1%

Total cash and investments	$15,790	$407	$(148)	$16,049	100%

	Carrying Value - December 31, 2024
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,105	$301	$—	$1,406	9%
Fixed maturities - Available for sale	10,356	42	—	10,398	66%
Fixed maturities - Trading	76	—	—	76	0%
Equity securities - common stocks	336	—	—	336	2%
Equity securities - perpetual preferred	415	—	—	415	3%
Investments accounted for using the equity method	2,275	2	—	2,277	14%
Mortgage loans	791	—	—	791	5%
Real estate and other investments	229	98	(174)	153	1%

Total cash and investments	$15,583	$443	$(174)	$15,852	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$140	$137	$134	$134	$133	$277	$264
Equity securities	15	6	9	6	7	21	14
Other investments (a)	23	21	24	25	21	44	38

Gross investment income excluding alternative investments	178	164	167	165	161	342	316
Gross investment income from alternative investments (b)	8	12	33	36	33	20	89

Total gross investment income	186	176	200	201	194	362	405
Investment expenses	(7)	(6)	(5)	(6)	(5)	(13)	(11)

Total net investment income	$179	$170	$195	$195	$189	$349	$394

Average cash and investments (c)	$15,921	$15,881	$15,718	$15,447	$15,346	$15,894	$15,321

Average yield - overall portfolio, net (d)	4.50%	4.28%	4.96%	5.05%	4.93%	4.39%	5.14%
Average yield - fixed maturities before inv expenses (d)	5.24%	5.13%	5.09%	5.06%	5.04%	5.19%	4.99%

AFG consolidated net investment income:
Property & Casualty core	$179	$170	$195	$195	$189	$349	$394
Parent & other	7	5	7	7	8	12	15
Consolidate CLOs	(2)	(2)	(8)	(2)	(9)	(4)	(23)

Total net investment income	$184	$173	$194	$200	$188	$357	$386

Average cash and investments (c)	$16,175	$16,140	$15,987	$15,748	$15,617	$16,152	$15,620

Average yield - overall portfolio, net (d)	4.55%	4.29%	4.85%	5.08%	4.82%	4.42%	4.94%
Average yield - fixed maturities before inv expenses (d)	5.24%	5.13%	5.10%	5.08%	5.06%	5.20%	5.01%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b)	Investment income on alternative investments is detailed on page 17.
(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	6/30/25	6/30/24
Property and Casualty Insurance:
Net Investment Income
Fixed maturities MTM through investment income	$8	$(3)	$12	$8	$1	$5	$2
Equity securities MTM through investment income (a)	4	—	12	20	9	4	25
Investments accounted for using the equity method (b)	(6)	13	1	6	14	7	39
AFG managed CLOs (eliminated in consolidation)	2	2	8	2	9	4	23

Total Property & Casualty	$8	$12	$33	$36	$33	$20	$89

Investments
Fixed maturities MTM through investment income	$55	$50	$75	$51	$32	$55	$32
Equity securities MTM through investment income (a)	233	232	222	563	544	233	544
Investments accounted for using the equity method (b)	2,338	2,324	2,275	1,909	1,880	2,338	1,880
AFG managed CLOs (eliminated in consolidation)	148	122	174	163	158	148	158

Total Property & Casualty	$2,774	$2,728	$2,746	$2,686	$2,614	$2,774	$2,614

Annualized Return - Property & Casualty	1.2%	1.8%	4.9%	5.4%	5.1%	1.5%	7.0%

AFG Consolidated:
Net Investment Income
Fixed maturities MTM through investment income	$8	$(3)	$12	$8	$1	$5	$2
Equity securities MTM through investment income (a)	4	—	12	20	9	4	25
Investments accounted for using the equity method (b)	(6)	13	1	6	14	7	39
AFG managed CLOs (eliminated in consolidation)	2	2	8	2	9	4	23

Total AFG Consolidated	$8	$12	$33	$36	$33	$20	$89

Investments
Fixed maturities MTM through investment income	$55	$50	$75	$51	$32	$55	$32
Equity securities MTM through investment income (a)	233	232	222	563	544	233	544
Investments accounted for using the equity method (b)	2,341	2,326	2,277	1,911	1,882	2,341	1,882
AFG managed CLOs (eliminated in consolidation)	148	122	174	163	158	148	158

Total AFG Consolidated	$2,777	$2,730	$2,748	$2,688	$2,616	$2,777	$2,616

Annualized Return - AFG Consolidated	1.2%	1.8%	4.9%	5.4%	5.1%	1.5%	7.0%

(a)	AFG records holding gains and losses in net investment income on certain securities classified at purchase as “fair value through net investment income.”
(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

June 30, 2025	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$188	$188	$—	2%	1%
States, municipalities and political subdivisions	910	868	(42)	8%	5%
Foreign government	319	322	3	3%	2%
Residential mortgage-backed securities	2,313	2,217	(96)	21%	14%
Collateralized loan obligations	1,090	1,088	(2)	10%	7%
Other asset-backed securities	2,428	2,406	(22)	23%	15%
Corporate and other bonds	3,451	3,482	31	33%	22%

Total AFG consolidated	$10,699	$10,571	$(128)	100%	66%

Approximate duration - P&C	3.0 years
Approximate duration - P&C including cash	2.8 years
December 31, 2024	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$176	$173	$(3)	2%	1%
States, municipalities and political subdivisions	905	859	(46)	8%	5%
Foreign government	283	284	1	3%	2%
Residential mortgage-backed securities	2,121	1,989	(132)	19%	13%
Collateralized loan obligations	1,239	1,237	(2)	12%	8%
Other asset-backed securities	2,457	2,407	(50)	22%	15%
Corporate and other bonds	3,548	3,525	(23)	34%	22%

Total AFG consolidated	$10,729	$10,474	$(255)	100%	66%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.8 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 6/30/2025 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$2	$165	$286	$1,942	$1,035	$796	$12	$4,238	40%
AA	186	655	13	91	49	314	174	1,482	14%
A	—	38	18	69	4	691	927	1,747	17%
BBB	—	8	4	29	—	531	1,981	2,553	24%

Subtotal - Investment grade	188	866	321	2,131	1,088	2,332	3,094	10,020	95%
BB	—	—	—	1	—	5	179	185	2%
B	—	—	—	1	—	2	34	37	0%
CCC, CC, C	—	—	—	27	—	2	11	40	0%
D	—	—	—	—	—	—	—	—	0%

Subtotal - Non-Investment grade	—	—	—	29	—	9	224	262	2%
Not Rated (b)	—	2	1	57	—	65	164	289	3%

Total	$188	$868	$322	$2,217	$1,088	$2,406	$3,482	$10,571	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$188	$854	$255	$2,109	$1,081	$1,802	$1,126	$7,415	72%
2	—	8	—	26	—	519	1,972	2,525	24%

Subtotal	188	862	255	2,135	1,081	2,321	3,098	9,940	96%
3	—	—	—	3	—	6	202	211	2%
4	—	—	—	—	—	1	47	48	1%
5	—	—	—	13	—	3	91	107	1%
6	—	—	—	2	—	2	1	5	0%

Subtotal	—	—	—	18	—	12	341	371	4%
Total insurance companies	$188	$862	$255	$2,153	$1,081	$2,333	$3,439	$10,311	100%

No NAIC designation (c)	—	—	—	—	—	28	11	39
Non-Insurance and Foreign Companies (d)	—	6	67	64	7	45	32	221

Total	$188	$868	$322	$2,217	$1,088	$2,406	$3,482	$10,571

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 51% are NAIC 1 and 44% do not have a designation.

For Corp/Oth, 12% are NAIC 1, 8% NAIC 2, 18% NAIC 3 and 48% NAIC 5.

For Total, 32% are NAIC 1, 5% NAIC 2, 11% NAIC 3, 32% NAIC 5 and 14% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2024 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$342	$264	$1,717	$1,166	$856	$14	$4,359	42%
AA	173	469	9	92	66	305	175	1,289	12%
A	—	38	5	69	4	649	925	1,690	16%
BBB	—	8	6	20	—	519	1,990	2,543	24%

Subtotal - Investment grade	173	857	284	1,898	1,236	2,329	3,104	9,881	94%
BB	—	—	—	2	—	7	167	176	2%
B	—	—	—	2	—	2	33	37	0%
CCC, CC, C	—	—	—	28	—	3	14	45	1%
D	—	—	—	—	—	—	12	12	0%

Subtotal - Non-Investment grade	—	—	—	32	—	12	226	270	3%
Not Rated (b)	—	2	—	59	1	66	195	323	3%

Total	$173	$859	$284	$1,989	$1,237	$2,407	$3,525	$10,474	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn Gov	RMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$173	$846	$237	$1,898	$1,220	$1,810	$1,119	$7,303	71%
2	—	8	—	20	—	508	1,988	2,524	25%

Subtotal	173	854	237	1,918	1,220	2,318	3,107	9,827	96%
3	—	—	—	8	—	7	172	187	2%
4	—	—	—	—	—	2	59	61	1%
5	—	—	—	6	—	4	127	137	1%
6	—	—	—	1	—	2	16	19	0%

Subtotal	—	—	—	15	—	15	374	404	4%
Total insurance companies	$173	$854	$237	$1,933	$1,220	$2,333	$3,481	$10,231	100%

No NAIC designation (c)	—	—	—	—	1	25	8	34
Non-Insurance and Foreign Companies (d)	—	5	47	56	16	49	36	209

Total	$173	$859	$284	$1,989	$1,237	$2,407	$3,525	$10,474

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 57% are NAIC 1 and 38% do not have a designation.

For Corp/Oth, 9% are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.

For Total, 29% are NAIC 1, 8% NAIC 2, 10% NAIC 4, 37% NAIC 5 and 11% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix C
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry 6/30/2025
($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Consumer	Autos	Healthcare	REITs	Basic Industry	Capital Goods	Retailers	Media	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1	$12	0%
AA	5	—	44	23	5	32	37	—	15	—	—	—	10	—	3	174	5%
A	36	190	153	29	137	62	50	89	25	52	11	36	21	3	33	927	27%
BBB	803	258	53	174	90	92	60	66	38	59	84	47	44	14	99	1,981	57%

Subtotal	844	448	250	237	232	186	147	155	78	111	95	83	75	17	136	3,094	89%

BB	24	6	—	4	—	2	21	17	5	—	25	2	36	30	7	179	5%
B	4	2	—	2	—	—	13	—	5	—	—	4	—	3	1	34	1%
CCC, CC, C	—	—	—	2	—	—	—	—	9	—	—	—	—	—	—	11	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	28	8	—	8	—	2	34	17	19	—	25	6	36	33	8	224	6%

Not Rated (b)	—	—	7	1	—	29	26	1	39	12	—	27	—	20	2	164	5%

Total	$872	$456	$257	$246	$232	$217	$207	$173	$136	$123	$120	$116	$111	$70	$146	$3,482	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Consumer	Autos	Healthcare	REITs	Basic Industry	Capital Goods	Retailers	Media	Other	Total	% Total
1	$42	$187	$195	$62	$142	$107	$90	$89	$42	$52	$11	$37	$31	$3	$36	$1,126	33%
2	798	255	51	170	88	93	70	65	38	59	80	47	44	14	100	1,972	57%

Subtotal	840	442	246	232	230	200	160	154	80	111	91	84	75	17	136	3,098	90%

3	24	6	—	5	—	2	22	17	27	6	20	2	36	29	6	202	6%
4	4	2	—	1	—	—	23	—	5	—	4	4	—	3	1	47	1%
5	—	—	—	3	—	10	1	—	24	6	1	25	—	20	1	91	3%
6	—	—	—	—	—	1	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	28	8	—	9	—	13	46	17	56	12	25	31	36	52	8	341	10%

Total insurance companies	$868	$450	$246	$241	$230	$213	$206	$171	$136	$123	$116	$115	$111	$69	$144	$3,439	100%

No NAIC designation (c)	—	—	7	—	—	4	—	—	—	—	—	—	—	—	—	11
Non-Insurance and Foreign Companies	4	6	4	5	2	—	1	2	—	—	4	1	—	1	2	32

Total	$872	$456	$257	$246	$232	$217	$207	$173	$136	$123	$120	$116	$111	$70	$146	$3,482

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	12% of not rated securities are NAIC 1, 8% NAIC 2, 18% NAIC 3 and 48% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2024 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
Investment Grade
AAA	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$14	0%
AA	5	—	22	44	32	5	39	—	14	—	—	10	—	—	4	175	5%
A	40	186	28	150	67	122	56	95	30	47	11	17	40	3	33	925	26%
BBB	767	242	172	51	83	92	64	68	31	75	110	38	47	45	105	1,990	57%

Subtotal	812	428	233	245	182	219	159	163	75	122	121	65	87	48	145	3,104	88%

BB	24	6	8	—	2	—	22	5	5	6	13	36	1	30	9	167	5%
B	4	2	2	—	—	—	11	—	9	—	—	—	4	—	1	33	1%
CCC, CC, C	—	—	2	—	—	—	—	—	12	—	—	—	—	—	—	14	0%
D	—	—	—	—	—	—	—	—	—	—	—	12	—	—	—	12	0%

Subtotal	28	8	12	—	2	—	33	5	26	6	13	48	5	30	10	226	6%

Not Rated (b)	—	—	16	7	43	—	12	2	47	8	—	15	23	20	2	195	6%

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
1	$45	$183	$61	$191	$113	$127	$94	$95	$46	$47	$11	$27	$40	$3	$36	$1,119	32%
2	763	239	168	50	83	90	71	66	43	75	107	37	47	44	105	1,988	57%

Subtotal	808	422	229	241	196	217	165	161	89	122	118	64	87	47	141	3,107	89%

3	24	6	8	1	4	—	27	5	6	6	8	36	2	30	9	172	5%
4	4	2	12	—	—	—	6	2	24	—	4	—	4	—	1	59	2%
5	—	—	7	—	24	—	2	—	28	8	1	15	21	20	1	127	4%
6	—	—	—	—	2	—	1	—	—	—	—	12	—	—	1	16	0%

Subtotal	28	8	27	1	30	—	36	7	58	14	13	63	27	50	12	374	11%

Total insurance companies	$836	$430	$256	$242	$226	$217	$201	$168	$147	$136	$131	$127	$114	$97	$153	$3,481	100%

No NAIC designation (c)	—	—	—	7	1	—	—	—	—	—	—	—	—	—	—	8
Non-Insurance and Foreign Companies	4	6	5	3	—	2	3	2	1	—	3	1	1	1	4	36

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	9% of not rated securities are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 6/30/2025 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	TruPS	Triple Net Lease	Railcar	Aircraft	Commercial Real Estate	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$102	$194	$—	$7	$177	$—	$111	$69	$136	$796	33%
AA	76	150	14	29	3	—	20	—	—	22	314	13%
A	10	3	17	160	155	—	65	—	—	281	691	29%
BBB	446	—	—	6	18	—	1	—	—	60	531	22%

Subtotal	532	255	225	195	183	177	86	111	69	499	2,332	97%

BB	—	—	—	—	2	—	1	—	—	2	5	0%
B	—	—	—	—	1	—	1	—	—	—	2	0%
CCC, CC, C	—	—	—	—	2	—	—	—	—	—	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	5	—	2	—	—	2	9	0%

Not Rated (b)	—	—	—	—	4	—	33	—	—	28	65	3%

Total	$532	$255	$225	$195	$192	$177	$121	$111	$69	$529	$2,406	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	TruPS	Triple Net Lease	Railcar	Aircraft	Commercial Real Estate	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
1	$86	$252	$222	$186	$163	$165	$118	$108	$67	$435	$1,802	77%
2	435	—	—	6	17	—	1	—	—	60	519	22%

Subtotal	521	252	222	192	180	165	119	108	67	495	2,321	99%

3	—	—	—	—	3	—	2	—	—	1	6	1%
4	—	—	—	—	1	—	—	—	—	—	1	0%
5	—	—	—	—	2	—	—	—	—	1	3	0%
6	—	—	—	—	2	—	—	—	—	—	2	0%

Subtotal	—	—	—	—	8	—	2	—	—	2	12	0%

Total insurance companies	$521	$252	$222	$192	$188	$165	$121	$108	$67	$497	$2,333	100%

No NAIC designation	—	—	—	—	1	—	—	—	—	27	28
Non-Insurance and Foreign Companies	11	3	3	3	3	12	—	3	2	5	45

Total	$532	$255	$225	$195	$192	$177	$121	$111	$69	$529	$2,406

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	51% of not rated securities are NAIC 1 and 44% do not have a designation.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2024 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$258	$191	$46	$—	$7	$17	$125	$69	$143	$856	36%
AA	75	—	14	130	25	4	25	—	—	32	305	12%
A	10	—	17	18	156	118	65	—	—	265	649	27%
BBB	427	—	—	—	6	21	1	—	—	64	519	22%

Subtotal	512	258	222	194	187	150	108	125	69	504	2,329	97%

BB	—	—	—	—	—	5	1	—	—	1	7	0%
B	—	—	—	—	—	2	—	—	—	—	2	0%
CCC, CC, C	—	—	—	—	—	3	—	—	—	—	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	—	10	1	—	—	1	12	0%

Not Rated (b)	—	—	—	—	—	2	33	—	—	31	66	3%

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$536	$2,407	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
1	$85	$240	$219	$191	$179	$127	$139	$121	$67	$442	$1,810	77%
2	416	—	—	—	6	21	1	—	—	64	508	22%

Subtotal	501	240	219	191	185	148	140	121	67	506	2,318	99%

3	—	—	—	—	—	4	2	—	—	1	7	1%
4	—	—	—	—	—	2	—	—	—	—	2	0%
5	—	—	—	—	—	3	—	—	—	1	4	0%
6	—	—	—	—	—	2	—	—	—	—	2	0%

Subtotal	—	—	—	—	—	11	2	—	—	2	15	1%

Total insurance companies	$501	$240	$219	$191	$185	$159	$142	$121	$67	$508	$2,333	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	25	25
Non-Insurance and Foreign Companies	11	18	3	3	2	3	—	4	2	3	49

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$536	$2,407

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	57% of not rated securities are NAIC 1 and 38% do not have a designation.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 6/30/2025 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,240	88%	92%	97%
Fund Investments	100	7%	—	—
QOZ Fund - Development	27	2%	—	—
Office	17	1%	91%	100%
Marina	16	1%	—	—
Hospitality	11	1%	—	—
Land Development	2	0%	—	—

Total	$1,413	100%

Real Estate
Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$52	52%	$—
Marina	35	35%	—
Office Building	11	11%	—
Land	3	2%	—

Total	$101	100%	$—

Mortgage Loans
Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$688	76%	66%
Hospitality	121	13%	48%
Marina	51	6%	52%
Office	49	5%	98%

Total	$909	100%	65%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.3 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 6/30/25
(c)	Collections for April - June

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2024 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,222	88%	92%	97%
Fund Investments	93	7%	—	—
QOZ Fund - Development	28	2%	—	—
Office	17	1%	91%	100%
Marina	16	1%	—	—
Hospitality	10	1%	—	—
Land Development	6	0%	—	—

Total	$1,392	100%

Real Estate
Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	35	37%	—
Office Building	9	9%	—
Land	2	2%	—

Total	$96	100%	$—

Mortgage Loans
Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$568	72%	65%
Hospitality	122	15%	49%
Marina	52	7%	52%
Office	49	6%	98%

Total	$791	100%	64%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.3 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/24
(c)	Collections for October - December